UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2019 (June 5, 2019)

HCA Healthcare, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-11239	27-3865930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Park Plaza, Nashville, Tennessee		37203
(Address of Principal Executive Offices)		(Zip Code)

(615) 344-9551

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	HCA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On June 5, 2019, HCA Healthcare, Inc. (the “Registrant” or the “Parent Guarantor”), HCA Inc., a wholly owned subsidiary of the Registrant (the “Issuer”), and certain subsidiary guarantors of the Issuer entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Citigroup Global Markets Inc., and J.P. Morgan Securities LLC as representatives of the several underwriters named therein, for the issuance and sale by the Issuer of $5,000,000,000 aggregate principal amount of senior secured notes (collectively, the “Notes”) in the following tranches:

•	$2,000,000,000 aggregate principal amount of 4 1⁄8% Senior Secured Notes due 2029;

•	$1,000,000,000 aggregate principal amount of 5 1⁄8% Senior Secured Notes due 2039; and

•	$2,000,000,000 aggregate principal amount of 5 1⁄4% Senior Secured Notes due 2049.

The Notes will be guaranteed on a senior unsecured basis by the Parent Guarantor and on a senior secured basis by certain of the Issuer’s subsidiaries, and will be issued and sold pursuant to the Registrant’s Registration Statement on Form S-3 (File No. 333-226709) and a related preliminary prospectus supplement dated June 5, 2019.

The description of the Underwriting Agreement is qualified in its entirety by the terms of such agreement, which is incorporated herein by reference and attached to this report as Exhibit 1.1.

On June 5, 2019, the Issuer provided notice of its election to redeem (the “Redemption”) all $600 million aggregate principal amount outstanding of its existing 4.25% Senior Secured Notes due 2019, all $3.000 billion aggregate principal amount of its existing 6.50% Senior Secured Notes due 2020 and all $1.350 billion aggregate principal amount of its existing 5.875% Senior Secured Notes due 2022 (collectively, the “Redeemed Notes”). The Redeemed Notes will be redeemed on July 5, 2019 (the “Redemption Date”). The Issuer’s obligation to complete the Redemption is conditioned upon the receipt prior to the Redemption Date by the Issuer of at least $4.500 billion in net proceeds from the sale and issuance of the Notes pursuant to the Underwriting Agreement. This Current Report on Form 8-K does not constitute a notice of redemption of the Redeemed Notes.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of June 5, 2019, among HCA Inc., HCA Healthcare, Inc., the subsidiary guarantors named therein and BofA Securities, Inc., Citigroup Global Markets Inc., and J.P. Morgan Securities LLC as representatives of the other several underwriters named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA HEALTHCARE, INC. (Registrant)

By:	/s/ J. William B. Morrow
J. William B. Morrow
Senior Vice President – Finance and Treasurer

Date: June 7, 2019

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